ALLIANCE WORLD DOLLAR GOVERNMENT FUND II


SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996




LETTER TO SHAREHOLDERS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

November 15, 1996

Dear Shareholder:

Throughout most of 1996, U.S. bond market returns have been subdued. The market has reacted negatively to stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise rates to slow economic growth. Across all major sectors of the bond market, shorter-duration securities have outperformed longer-duration securities as interest rates for all maturities have increased. Outside of the U.S., many emerging and developed market governments continued to pursue policies of economic reform which supported higher bond prices in these markets.

INVESTMENT RESULTS
In spite of sluggish domestic bond market returns, the emerging market and high yield bond sectors continued their impressive performance over the past six months. We are pleased to report that Alliance World Dollar Government Fund II was well positioned to capitalize on gains in both of these sectors and posted strong positive returns over the most recent reporting period. For the six months ended September 30, 1996, the Fund returned 22.67% on a net asset value basis which compared with 20.62% for its benchmark, the J.P. Morgan Emerging Markets Bond Index. Over the 12-month period ended September 30, the Fund achieved a total return of 37.17% on a net asset value basis compared with 37.92% for the benchmark index.

ECONOMIC REVIEW
Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. Following first quarter's growth of 2.0% [as measured by the Gross Domestic Product (GDP)] the economic resurgence gained strength during the second quarter, led by a rapidly improving labor market. Employment gains averaged 272,000 per month and total hours worked climbed by an annualized 5.7%. Consumer confidence remained elevated and real household spending continued to grow at a healthy clip. These factors combined to produce "overheated" GDP growth for the second quarter of 4.7%

However, the most recent data point to an economy that has slowed sharply from its strong second quarter pace.

Overall GDP growth declined to a more moderate 2.2%, dragged down by a dramatic deceleration in consumer spending. The annualized gain in retail sales of merchandise measured only 0.4% during the third quarter while construction spending dropped 5.8% from second quarter's level. On the production side, industrial production growth slowed to an annualized 4.3% (from second quarter's 6.6%), total hours worked grew by only 2.8%, and non-farm payroll growth slowed to 145,000 per month.

On the inflation front, the Commerce Department's price index for the key gross domestic purchases aggregate (which measures prices paid on all purchases by U.S. residents) decelerated for the second quarter in a row, rising at a seasonally adjusted annual rate of only 1.8% in the third quarter versus 2.1% in the second quarter and 2.3% in the first quarter. At this broadest level of economic coverage, inflation remains very well-behaved. As a result, the Federal Reserve has been in a holding pattern since January and is expected to maintain that stance for the foreseeable future.

INVESTMENT OUTLOOK
Our outlook for the U.S. economy assumes that while economic growth may temporarily bounce higher during the fourth quarter of 1996, it will moderate again during the first half of 1997. As this occurs, recent upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges with a tendency to move toward the lower end of the yield range.
Outside of the U.S., we continue to have a favorable outlook for emerging market debt. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow somewhat.

In Mexico and Argentina, the success of economic programs undertaken since the peso devaluation two years ago has led to lower inflation, improving current account deficits and growing investor confidence. These factors should support higher bond prices in these markets in the future.


1



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

In Russia, current economic indicators show encouraging signs. Reserves have increased considerably in the past two years and the current account surplus continues to grow. We expect the impact of market-oriented reforms to be more noticeable in 1997 and produce further spread tightening (and hence, price appreciation) in Russian securities. Investments in emerging markets securities are always speculative, and the risk elements in the current Russian situation have been well publicized. However, we believe Russian sovereign debt obligations are a compelling long-term investment opportunity. Numerous factors lead us to this opinion, including the recent credit ratings of Russian debt by both Moody's and Standard & Poor's, successful steps toward the restructuring of Russia's external debt, the receding likelihood of reactionary economic policies and the growing representation of Russia in the emerging market bond indices. In this regard, at our recommendation the Fund's Board of Directors recently approved an increase of up to 25% of the Fund's total assets that may be invested in U.S. Dollar-denominated Russian sovereign debt obligations, thus positioning the Fund to afford its shareholders greater access to this opportunity. This puts Russia on a par, in terms of the Fund's investment limitations, with other significant "emerging market" sovereign debt issuers:
Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela.

Polish bonds, which have experienced substantial price appreciation since receiving an investment grade rating earlier this year, appear to be near their peak and we have begun reducing our exposure in this market.

In the months ahead, some factors which could impact emerging market bond prices will be the possible resumption of the Mexican privatization program, International Monetary Fund negotiations with the new coalition government in Turkey, continued market reforms in Russia and expected S&P and Moody's ratings on six to eight emerging countries' debt.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-80.8%
COLLATERALIZED BRADY BONDS*-40.8%
BRAZIL-4.2%
Republic of Brazil Par Bonds Series YL4
  5.00%, 4/15/24 (a)                           $ 70,000     $ 41,671,875

BULGARIA-5.3%
Republic of Bulgaria Discount Bonds FRN
  6.6875%, 7/28/24                              104,000       52,942,500

ECUADOR-5.0%
Republic of Ecuador Discount Bonds FRN
  6.50%, 2/28/25                                 80,500       50,111,250

MEXICO-11.0%
United Mexican States Euro Par Bonds
  Series A
  6.25%, 12/31/19 (b)                           140,100       97,106,812
  Series B
  6.25%, 12/31/19 (b)                            18,750       12,996,094

Total Mexican Securities                                     110,102,906

NIGERIA-2.4%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20 (c)                            40,500       24,236,719

VENEZUELA-12.9%
Republic of Venezuela Par Bonds
  Series W-A
  6.75%, 3/31/20 (d)                            102,700       71,376,500
  Series W-B
  6.75%, 3/31/20 (d)                             82,000       56,990,000

Total Venezuelan Securities                                  128,366,500

Total Collateralized Brady Bonds
  (cost $372,557,962)                                        407,431,750

NON-COLLATERALIZED BRADY BONDS-24.0%
ARGENTINA-8.3%
Republic of Argentina FRB
  6.625%, 3/31/05                                99,000       82,881,562

BRAZIL-2.3%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (e)                             32,473       22,873,099

BULGARIA-3.2%
Republic of Bulgaria
  IAB FRN
  6.6875%, 7/28/11                               43,000       19,726,250
  FLIRB FRN
  2.25%, 7/28/12                                 36,500       11,976,563

Total Bulgarian Securities                                    31,702,813


3



PORTFOLIO OF INVESTMENTS (CONT.)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
PANAMA-4.9%
Republic of Panama IRB
  3.50%, 7/17/14 (a)(f)                        $ 79,000     $ 49,572,500

PERU-5.3%
Peru FLIRB
  3.25%, 3/15/16 (f)(g)                          35,000       18,200,000
Peru PDI
  3.00%, 12/29/49 (f)(g)                         59,000       34,367,500

Total Peruvian Securities                                     52,567,500

Total Non-Collateralized Brady Bonds
  (cost $220,344,180)                                        239,597,474

SOVEREIGN DEBT-RELATED-11.6%
Morgan Guaranty Trust Co.
  Spread Note U.S. Treasury Bond
  5.875%, 11/15/05 vs.
  Poland PDI Bonds 3.75%, 10/27/14
  8.00%, 1/24/97 (h)                             11,000       11,028,600
Morgan Guaranty Trust Co.
  Index Note Linked Russian US $
  Vneshckonombank Loan Assignment
  10.00%, 7/23/96 (i)                            92,635      104,501,544

Total Sovereign Debt-Related
  (cost $103,635,000)                                        115,530,144

LOAN PARTICIPATION-4.4%
RUSSIA-4.4%
Vneshckonombank Loan Participation (j)
  (cost $34,489,237)                             63,000       43,981,875
Total Sovereign Debt Obligations
  (cost $731,026,379)                                        806,541,243



                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-20.2%
Allbritton Communications
  9.75%, 11/30/07 (f)                          $ 30,000     $ 29,175,000
Cemex SA
  12.75%, 7/15/06 (f)                            15,900       17,450,250
Commonwealth Aluminum
  10.75%, 10/01/06 (f)                           10,625       10,903,906
Home Holdings, Inc.
  7.75%, 12/15/98                                 4,825        3,618,750
Home Holdings, Inc.
  8.625%, 12/15/03                                3,370        1,078,400
IXC Communications, Inc.
  12.50%, 10/01/05 (f)(k)                        10,000       10,587,500
MCII Holding
  12.00%, 11/15/02 (f)(l)                        30,000       24,300,000
Mc-Cuernavaca Trust
  9.25%, 7/25/99                                  9,193        8,273,451
Mexico City Toluca Toll Road
  11.00%, 5/19/02 (f)                            26,639       24,640,663
Millicom International Cellular
  13.50% 6/01/07 (f)(l)                          37,500       21,562,500
Park Broadcasting, Inc.
  11.75%, 5/15/04 (f)                            15,500       17,786,250
Pegasus Media & Communications
  12.50%, 7/01/05 (f)                             5,000        5,275,000
TransTexas Gas Corp.
  11.50%, 6/15/02                                14,340       15,272,100
Unisys Corp.
  12.00%, 4/15/03 (f)                            11,000       11,440,000

Total Corporate Debt Obligations
  (cost $193,402,623)                                        201,363,770

PREFERRED STOCK-2.2%
Cablevision Systems Corp., Series M, 11.125%
  (cost $21,598,750)                            224,000       21,840,000


4



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                                 SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCK & OTHERINVESTMENTS-0.0%
Pegasus Media & Communications (j)                  500         $175,000
Transamerican Refining Corp.
  Warrants, expiring Feb '02 (j)                    264              528

Total Common Stock & Other Investments
  (cost $36,543)                                                 175,528

TOTAL INVESTMENTS-103.2%
  (cost $946,064,295)                                     $1,029,920,541
Other assets less liabilities-(3.2%)                         (31,515,224)

NET ASSETS-100%                                             $998,405,317


* Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1996.

(b)  Security trades with value recovery rights expiring June 30, 2003.

(c)  Security trades with oil warrants expiring November 15, 2020.

(d)  Security trades with oil warrants expiring April 15, 2020.

(e)  Coupon consists of 4.50% cash payment and 3.50% paid-in-kind.

(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1996 these securities amounted to $275,261,069 or 27.6% of net assets.

(g)  When issued.

(h) Principal amount represents par value at purchase date. The redemption value of these securities are indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.

(i) Principal amount represents par value at purchase date. The redemption value of these securities is linked to the change in the bid price of the referenced emerging market debt.

(j)  Non-income producing security.

(k) Security will have an increased interest rate of .50% until registration under Rule 144A of the Securities Act of 1933 becomes effective. At that time interest will accrue at the rate shown.

(l) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     Glossary of Terms:
     FLIRB - Front loaded interest reduction bonds.
     FRB   - Floating rate bond. Stated interest rate in effect at
             September 30, 1996.
     FRN   - Floating rate note. Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at September 30, 1996.
     IAB   - Interest arrears bond.
     IRB   - Interest reduction bond.
     PDI   - Past due interest.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $946,064,295)       $1,029,920,541
  Receivable for investment securities sold                         53,102,969
  Interest receivable                                               30,819,060
  Deferred organization expenses and other assets                       68,275
  Total assets                                                   1,113,910,845

LIABILITIES
  Due to custodian                                                     472,688
  Payable for investment securities purchased                      113,712,675
  Advisory fee payable                                                 796,706
  Administrative fee payable                                           119,506
  Accrued expenses and other liabilities                               403,953
  Total liabilities                                                115,505,528

NET ASSETS                                                      $  998,405,317

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      719,803
  Additional paid-in capital                                       988,628,046
  Distributions in excess of net investment income                  (8,027,742)
  Accumulated net realized loss on investments                     (66,786,664)
  Net unrealized appreciation of investments and other assets       83,871,874
                                                                $  998,405,317

NET ASSET VALUE PER SHARE(based on 71,980,285 shares outstanding)       $13.87


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 49,108,915

EXPENSES
  Advisory fee                                        $4,535,594
  Administrative fee                                     680,340
  Custodian                                              317,611
  Transfer agency                                        215,060
  Audit and legal                                         43,738
  Registration                                            38,898
  Printing                                                33,242
  Taxes                                                   23,258
  Directors' fees                                          8,490
  Amortization of organization expenses                    3,007
  Miscellaneous                                           17,023
  Total expenses                                                      5,916,261
  Net investment income                                              43,192,654

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       66,961,561
  Net change in unrealized appreciation of investments
    and other assets                                                 78,629,007
  Net gain on investments                                           145,590,568

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $188,783,222


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                                 SIX MONTHS ENDED
                                                   SEP. 30,1996     YEAR ENDED
                                                    (UNAUDITED)   MARCH 31,1996
                                                   -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 43,192,654   $ 88,898,479
  Net realized gain on investment transactions       66,961,561     72,802,329
  Net change in unrealized appreciation of
    investments and other assets                     78,629,007    102,497,840
  Net increase in net assets from operations        188,783,222    264,198,648

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income              (43,192,654)   (88,898,479)
  Distributions in excess of net investment income   (8,027,742)    (4,011,313)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of common stock                                 -0-    22,986,563
  Total increase                                    137,562,826    194,275,419

NET ASSETS
  Beginning of year                                 860,842,491    666,567,072
  End of period                                    $998,405,317   $860,842,491


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Because of the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so that the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and are being amortized on a straight-line basis through July, 1998.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with tax regulations.

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of The Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets. Under the terms of The Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator"), a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Advisor, whereby the Fund reimburses AFS for costs relating to servicing calls for the Fund. During the six months ended September 30, 1996 there was no reimbursement paid to AFS.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government Securities) aggregated $1,261,391,239 and $1,240,665,288, respectively, for the six months ended September 30, 1996.

At September 30, 1996, the cost of investments for federal income tax purposes was $946,064,295. Accordingly, gross unrealized appreciation of investments was $87,762,050 and gross unrealized depreciation of investments was $3,905,804, resulting in net unrealized appreciation of $83,856,246. At March 31, 1996, the Fund had a capital loss carryforward of approximately $161,154,911, of which $99,736,778 expires in 2003 and $61,418,133 expires in 2004.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.
Of the 71,980,285 shares outstanding at September 30, 1996, the Adviser owned 7,200 shares. During the six months ended September 30, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan. During the year ended March 31, 1996, the Fund issued 2,048,683 shares in connection with the Fund's dividend reinvestment plan.

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks, which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


10



FINANCIAL HIGHLIGHTS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                          SIX MONTHS ENDED   YEAR ENDED MARCH 31,    JULY 28,1993*
                                            SEP. 30,1996   ------------------------        TO
                                             (UNAUDITED)       1996         1995     MARCH 31, 1994
                                            -------------  -----------  -----------  --------------
Net asset value, beginning of period          $11.96         $ 9.53       $12.31       $13.93(a)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .60           1.25(b)      1.19(b)       .77
Net realized and unrealized gain (loss)
  on investments and other assets               2.02           2.49        (2.32)       (1.28)
Net increase (decrease) in net asset
  value from operations                         2.62           3.74        (1.13)        (.51)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.60)         (1.25)       (1.19)        (.77)
Distributions in excess of net
  investment income                             (.11)          (.06)        (.23)        (.10)
Distributions from net realized gain
  on investments                                  -0-            -0-        (.23)        (.24)
Total dividends and distributions               (.71)         (1.31)       (1.65)       (1.11)
Net asset value, end of period                $13.87         $11.96       $ 9.53       $12.31
Market value, end of period                   $12.875        $12.375      $10.375      $13.375

TOTAL RETURN
Total investment return based on: (c)
  Market value                                 10.05%         33.51%      (10.08)%      (4.05)%
  Net asset value                              22.67%         40.48%      (10.26)%      (5.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $998,405       $860,842     $666,567     $827,943
Ratio of expenses to average net assets         1.30%(d)       1.30%        1.28%        1.26%(d)
Ratio of net investment income to
  average net assets                            9.49%(d)      10.99%       10.31%        7.62%(d)
Portfolio turnover rate                          172%           395%         274%         192%


*    Commencement of operations.

(a)  Net of offering costs of $.02.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


11



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY10286

DIVIDENDPAYINGAGENT,
TRANSFERAGENTANDREGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA02110-1520

INDEPENDENTAUDITORS
ERNST &YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


12



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II, Inc. is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds." Additional information about the Fund is available by calling 1-800-247-4154.

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash. For a copy of the Plan Brochure, please call State Street Bank and Trust Company at 1-800-219-4218.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGIISR